SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): November 19, 1997



                              INDIANA GAS COMPANY, INC.
                (Exact name of registrant as specified in its charter)



                                       INDIANA
                    (State or other jurisdiction of incorporation)


                    1-6494                                  35-0793669
               (Commission File Number) (IRS Employer Identification No.)


                           1630 North Meridian Street
                           Indianapolis, Indiana 46202
                 (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code:
                                     (317) 926-3351


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               Item 7.   Financial Statements and Exhibits.


               The following exhibits are filed as part of this report:


          Exhibit 1 Distribution Agreement dated Novemeber 19, 1997, among Indiana Gas Company, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDIANA GAS COMPANY, INC.



                                        By:  /s/ Ronald E. Christian
                                             -----------------------------------
                                             Ronald E. Christian, Esquire,
                                              Secretary and General Counsel


          Date: December 5, 1997


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